EXECUTION

GSR MORTGAGE LOAN TRUST 2006-2F

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2006-2F

MASTER SERVICING

and

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Depositor

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

WELLS FARGO BANK, N.A.,
as Master Servicer and Securities Administrator

JPMORGAN CHASE BANK, N.A.,

as a Custodian

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,

as a Custodian

Dated as of

February 1, 2006

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS

2

Section 1.01.

Standard Terms.

2

Section 1.02.

Defined Terms.

2

ARTICLE II. FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

20

Section 2.01.

Conveyance to the Trustee.

20

Section 2.02.

Acceptance by the Trustee and Securities Administrator.

21

Section 2.03.

REMIC Elections and REMIC Interests Designations.

22

ARTICLE III. REMITTING TO CERTIFICATEHOLDERS

26

Section 3.01.

Distributions to Certificateholders.

26

Section 3.02.

Allocation of Realized Losses and Shortfalls.

33

ARTICLE IV. THE SECURITIES

34

Section 4.01.

The Certificates.

34

Section 4.02.

Denominations.

35

Section 4.03.

Redemption of Certificates.

35

Section 4.04.

Securities Laws Restrictions.

36

Section 4.05.

Exchanges.

36

ARTICLE V. MISCELLANEOUS PROVISIONS

37

Section 5.01.

Request for Opinions.

37

Section 5.02.

Schedules and Exhibits.

37

Section 5.03.

Governing Law.

37

Section 5.04.

Counterparts.

38

Section 5.05.

Notices.

38

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Schedule II

Master Loan Purchase Agreements related to the Mortgage Loans acquired through the Conduit Program

Schedule III

PAC Scheduled Amounts

Exhibit A

Forms of Certificates

Exhibit B

Available Combinations

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT (this “Trust Agreement”), dated as of February 1, 2006, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), JPMORGAN CHASE BANK, N.A., as a custodian (a “Custodian”), DEUTSCHE BANK NATIONAL TRUST COMPANY, as a custodian (a “Custodian”), and WELLS FARGO BANK, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and master servicer (in such capacity, the “Master Servicer”).  All of the provisions of the Standard Terms to Master Servicing and Trust Agreement (February 2006 Edition) (the “Standard Terms”), unless otherwise specified herein, are hereby incorporated herein by reference and shall be a part of this Trust Agreement as if set forth herein in full.

PRELIMINARY STATEMENT

The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2006-2F as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $738,253,497.63 to be known as the Mortgage Pass-Through Certificates, Series 2006-2F (the “Certificates”).  The Trust is formed by this Trust Agreement.  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the Classes set forth herein.

Pursuant to Section 12.01 of the Standard Terms, the Securities Administrator, on behalf of the Trustee, shall make an election to treat all of the Trust Estate (exclusive of the Separate Interest Trust) as three real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC LT1,” “REMIC MT” and “REMIC UT”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

For purposes of naming the REMIC Interests and the Certificates, the first character of the Senior Certificates (“1,” “2,” “3,” “4,” “5,” “6” or “7”), if any, refers to the Collateral Group, the second character (“A,” “M” or “B”), if any, refers to the status of the interest (“A” for senior, “M” or “B” for subordinate) and the final character or characters (“1,” “2,” “3,” “4,” “5,” “6,” “7,” “8,” “9,” “10,” “11,” “12,” “13,” “14,” “15,” “16,” “17,” “18,” “19,” “20,” “P,” “R” or “RC”) refers to the specific Class.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, each Custodian and the Master Servicer agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01.

Standard Terms.

The Depositor, the Trustee, the Securities Administrator, each Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, each Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Section 1.02.

Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the applicable Sale and Servicing Agreement.  In the event of a conflict between the Standard Terms and the applicable Sale and Servicing Agreement, such Sale and Servicing Agreement shall govern.  In the event of a conflict between the Standard Terms and this Trust Agreement, this Trust Agreement shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

“1-B Average Rate”:  For each Distribution Date, an annual rate equal to the weighted average of the Designated Rates applicable to Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7 and weighted on the basis of the Group Subordinate Amounts for such Collateral Groups.

“2A-5 Group”:  The Class 2A-3 and Class 2A-4 Certificates.

“2A-18 Group”:  The Class 2A-15 and Class 2A-16 Certificates.

“3A-6 Group”:  The Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4 and Class 3A-5 Certificates.

 “Accrual Certificates”:  Any Class 2A-4 or Class 3A-3 Certificates.

“Accrued Certificate Interest”:  Interest to be distributed to each Class of Certificates on any Distribution Date consisting of the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Certificate Rate for such Class of Certificates on the Certificate Balance (or Notional Amount) of such Class of Certificates immediately preceding such Distribution Date and (ii) accrued but unpaid Accrued Certificate Interest from prior Distribution Dates (on a cumulative basis, but without interest on such unpaid Accrued Certificate Interest).

“Aggregate Subordinate Percentage”:  For any Certificate Group at any time, the sum of the Class Principal Balances of the Subordinate Certificates divided by the sum of the outstanding principal balances for all the Mortgage Loans in the related Collateral Groups.

“Applicable Fraction”: For each Mortgage Loan and each of REMIC LT1 and REMIC LT2, shall be calculated as follows:

•

For Collateral Group 1 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 5.00% per annum, but less than 5.75% per annum:

5.75% minus the Net Rate on such Mortgage Loan

0.75%;

•

For Collateral Group 2 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 5.00% per annum, but less than 5.75% per annum:

1 minus é5.75% minus the Net Rate on such Mortgage Loan ù

ë

0.75%                                   û;

•

For Collateral Group 2 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 5.75% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.25%;

•

For Collateral Group 3 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 5.75% per annum, but less than 6.00% per annum:

1 minus é6.00% minus the Net Rate on such Mortgage Loanù

ë

0.25%

û;

•

For Collateral Group 3 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 6.00% per annum, but less than 7.50% per annum:

7.50% minus the Net Rate on such Mortgage Loan

1.50%;

•

For Collateral Group 4 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 6.00% per annum, but less than 7.50% per annum:

1 minus é7.50% minus the Net Rate on such Mortgage Loanù

       ë                                      1.50%                                 û;

•

For Collateral Group 5 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 4.50% per annum, but less than 5.50% per annum:

5.50% minus the Net Rate on such Mortgage Loan

1.00%;

•

For Collateral Group 7 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 4.50% per annum, but less than 5.50% per annum:

1 minus é5.50% minus the Net Rate on such Mortgage Loanù

      ë                                      1.00%                                 û;

•

For Collateral Group 7 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 5.50% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 6 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 5.50% per annum, but less than 6.00% per annum:

1 minus é6.00% minus the Net Rate on such Mortgage Loanù

     ë                                      0.50%                                 û

•

For Collateral Group 4 and each Mortgage Loan in Loan Group 1 with a Net Rate equal to 7.50%, 100%.

•

For Collateral Group 6 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 6.00%, 100%.

“Apportioned Principal Balance”:  For any Class of Subordinate Certificates and any Distribution Date, the Class Principal Balance of such Class immediately prior to such Distribution Date multiplied by a fraction, the numerator of which is the related Group Subordinate Amount for such date and the denominator of which is the sum of the Group Subordinate Amounts for all of the related Collateral Groups for such date.

“Assignment Agreements”:  (i) the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide Servicing, as servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide, as a seller, (iii) the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor, and IndyMac, as seller and as servicer, (iv) the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor, and Avelo, as seller and as servicer, (v) the conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide and (vi) the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor, and GMAC, as servicer.

“Available Distribution Amount”:  For any Distribution Date and any Collateral Group, the sum of the Applicable Fractions for each Mortgage Loan contributing to such Collateral Group of the following amounts:

(i)

the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer (or the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Trustee in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans contributing to such Collateral Group and not previously distributed (including Monthly Advances made by such Servicer (or by the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Trustee in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer or other successor servicer, as the case may be) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after such Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with each interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans contributing to such Collateral Group for the period after the previous calendar month);

(d)

Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received on the Mortgage Loans contributing to such Collateral Group after the previous calendar month;

(e)

all amounts in the Certificate Account from Mortgage Loans contributing to such Collateral Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Master Servicing Fee for each Mortgage Loan in such Collateral Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

any amounts payable in respect of any primary mortgage insurance policy;

(h)

all related indemnification amounts and other amounts reimbursable on such Distribution Date to the Securities Administrator, the Custodians or the Trustee or the Master Servicer;

(i)

all expenses of the Trust Estate paid after the immediately preceding Distribution Date; and

(j)

any Fair Market Value Excess remaining after the optional termination of the Trust Estate pursuant to Section 4.03; and

(ii)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by the applicable Loan Seller of any Mortgage Loans contributing to such Collateral Group as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); provided further that the Available Distribution Amount for REMIC UT shall be the amounts distributed by REMIC MT and the Available Distribution Amount for REMIC MT shall be the amounts distributed by REMIC LT1.

provided that interest with respect to any Mortgage Loan that relates to two Collateral Groups shall be included in the Available Distribution Amount for each related Collateral Group as follows: first, to the Collateral Group with the lower Effective Net Rate, interest to the extent accrued on the Applicable Fraction of the principal of such Mortgage Loan at the Effective Net Rate for such Collateral Group; and second, to the other Collateral Group related to such Mortgage Loan.

“Avelo”:  Avelo Mortgage, L.L.C.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Certificate Account Property”:  The Certificate Account, all amounts, investments and other property held from time to time in the Certificate Account, and all proceeds of the foregoing.

“Certificate Balance”:  As to any Class of Certificates (other than any Interest Only Certificate) or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof  (as shown on the charts in Section 2.03) reduced by (i) all principal payments previously distributed to such Class and (ii) all Realized Losses previously allocated to such Class and increased (a) in the case of any Class of Certificates for which the Certificate Balance thereof has been reduced by any Realized Loss, by the amount of any Subsequent Recoveries allocated to such Class in accordance with Section 3.02(e) and (b) in the case of any Accrual Certificates, by any Accrued Certificate Interest previously added to the Certificate Balance thereof.

“Certificate Group”:  The Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates, the Group 5 Certificates, the Group 6 Certificates and the Group 7 Certificates, as applicable.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.  With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03.

“Certificates”:  The Class 1A-1, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 2A-11, Class 2A-12, Class 2A-13, Class 2A-14, Class 2A-15, Class 2A-16, Class 2A-17, Class 2A-18, Class 2A-19, Class 2A-20, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 4A-1, Class 4A-2, Class 5A-1, Class 6A-1, Class 7A-1, Class A-X, Class M-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class RC and Class R Certificates.

“Class”:  Each Class of Certificates or REMIC Interests.

“Class 3A-2 Notional Amount”:  With respect to each Distribution Date, an amount equal to (x) the product of (i) 0.75% and (ii) the Class Principal Balance of the Class 3A-1 Certificates on such Distribution Date, divided by (y) 6.00%.

“Class 4A-2 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 4A-1 Certificates on such Distribution Date.

“Class A Certificates”:  The Class 1A-1, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 2A-11, Class 2A-12, Class 2A-13, Class 2A-14, Class 2A-15, Class 2A-16, Class 2A-17, Class 2A-18, Class 2A-19, Class 2A-20, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 4A-1, Class 4A-2, Class 5A-1, Class 6A-1, Class 7A-1 and Class A-X Certificates.

“Class A-X Notional Amount”:  As of the Closing Date, $783,564 and for each Distribution Date, the product of (x) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans at the beginning of the related Due Period minus 6.00% and the denominator of which is 7.00% and (y) the total principal balance of the Premium Loans as of the first day of the related Interest Accrual Period.

“Class B Certificates”:  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

“Closing Date”:  February 24, 2006.

“Collateral Group”:  Any of Collateral Group 1,  Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7, as applicable.

“Collateral Group 1”: The Mortgage Loans in Subgroup 1-A or portions thereof that have been stripped to an Effective Net Rate of 5.00%.

“Collateral Group 2”: The Mortgage Loans in Subgroup 1-A and Subgroup 1-B or portions thereof that have been stripped to an Effective Net Rate of 5.75%.

“Collateral Group 3”: The Mortgage Loans in Subgroup 1-B and Subgroup 1-C or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 4”: The Mortgage Loans in Subgroup 1-C and Subgroup 1-D or portions thereof that have been stripped to an Effective Net Rate of 7.50%.

“Collateral Group 5”: The Mortgage Loans in Subgroup 2-A or portions thereof that have been stripped to an Effective Net Rate of 4.50%.

“Collateral Group 6”: The Mortgage Loans in Subgroup 2-B and Subgroup 2-C or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 7”: The Mortgage Loans in Subgroup 2-A and Subgroup 2-B or portions thereof that have been stripped to an Effective Net Rate of 5.50%.

“Combination Group”:  Any of the 2A-5 Group, the 2A-18 Group and the 3A-6 Group, as applicable.

“Conduit Program”:  GSMC’s mortgage conduit program, through which mortgage loans are acquired from time to time from various banks, savings and loan associations, mortgage bankers and other mortgage loan originators and purchasers of mortgage loans in the secondary market.

“Corresponding Class”:  For each Class of REMIC Interests or Certificates, the Class or Classes indicated as such in the tables set forth in Section 2.03.

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing LP, or any successor in interest.

“Credit Support Depletion Date”:  With respect to the Subordinate Certificates, the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or shall be reduced to zero.

“Current Shortfall”:  Any amount included in the Principal Distribution Amount for which cash is not available to make distributions as a result of the Servicer’s decision not to Advance a delinquent payment, other than a Realized Loss.

“Curtailment”:  Any partial prepayment on any Mortgage Loan.

“Custodian”:  Each of JPMorgan Chase Bank and Deutsche Bank in their respective capacities as a custodian under the Custodial Agreement.

“Custodial Agreement”:  The Master Custodial Agreement, dated as of February 1, 2006 among GSMC, each Custodian and each Servicer.

“Cut-Off Date”:  February 1, 2006.

“Data Collection Schedule”:  As defined in the Custodial Agreement.

“Depositor”:  GS Mortgage Securities Corp., in its capacity as depositor under this Trust Agreement.

“Designated Rate”:  With respect to Collateral Group 1, 5.00% per annum. With respect to Collateral Group 2, 5.75% per annum.  With respect to Collateral Group 3, 6.00% per annum.  With respect to Collateral Group 4, 7.50% per annum.  With respect to Collateral Group 5, 4.50% per annum.  With respect to Collateral Group 6, 6.00% per annum.  With respect to Collateral Group 7, 5.50% per annum.

“Deutsche Bank”:  Deutsche Bank National Trust Company, or any successor in interest.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The first Distribution Date shall be March 27, 2006.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  For any Distribution Date, the period beginning on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“Exchange Certificates”:  The Class 2A-3, Class 2A-4, Class 2A-15, Class 2A-16, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4 and Class 3A-5 Certificates.

“Exchangeable Certificates”:  The Class 2A-5, Class 2A-18, and Class 3A-6 Certificates.

“Fair Market Value Excess”:  An amount equal to the excess, if any, of the amount in clause (y) of the definition of “Termination Price”, over the amount in clause (x) of the definition of “Termination Price.”

“Fitch”:  Fitch Ratings, or any successor in interest.

“GMAC”:  GMAC Mortgage Corporation, or any successor in interest.

“Group 1 Certificate”:  Any Class 1A-1, Certificate.

“Group 1 Mortgage Loan”: Any Mortgage Loan in Loan Group 1.

“Group 2 Certificate”:  Any Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 2A-11, Class 2A-12, Class 2A-13, Class 2A-14, Class 2A-15, Class 2A-16, Class 2A-17, Class 2A-18, Class 2A-19 or Class 2A-20 Certificate.

“Group 2 Mortgage Loan”  Any Mortgage Loan in Loan Group 2.

“Group 2 NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Class Principal Balance of the Class 2A-13 and Class 2A-14 Certificates immediately prior to such date by (y) the aggregate Class Principal Balance of the Class 2A-1, Class 2A-3, Class 2A-4, Class 2A-13 and Class 2A-14 Certificates immediately prior to such date.

“Group 2 NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 2 NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and 54.0656273079% of the Scheduled Principal Amount for Collateral Group 2 and such date and (y) the product of the Group 2 NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and 54.0656273079% of the Unscheduled Principal Amount for Collateral Group 2 and such date and (ii) the aggregate Class Principal Balance of the Class 2A-13 and Class 2A-14 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 2A-13 and Class 2A-14 Certificates shall be entitled to their aggregate pro rata share of all scheduled and unscheduled payments of principal related to Collateral Group 2 and (ii) on the date on which the aggregate Class Principal Balance of the Class 2A-1, Class 2A-3 and Class 2A-4 Certificates has been reduced to zero, the Class 2A-13 and Class 2A-14 Certificates shall be entitled, pro rata, to any remaining Senior Principal Distribution Amount for Collateral Group 2 allocable to the Certificates and thereafter, the Group 2 NAS Priority Amount shall equal 54.0656273079% of the Senior Principal Distribution Amount for Collateral Group 2.

“Group 3 Certificate”:  Any Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5 or Class 3A-6 Certificate.

“Group 3 NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Class Principal Balance of the Class 3A-4 and Class 3A-5 Certificates immediately prior to such date by (y) the aggregate Class Principal Balance of the Class 3A-1, Class 3A-3, Class 3A-4 and Class 3A-5 Certificates immediately prior to such date.

“Group 3 NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 3 NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and the Scheduled Principal Amount for Collateral Group 3 and such date and (y) the product of the Group 3 NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for Collateral Group 3 and such date and (ii) the Class Principal Balance of the Class 3A-4 and Class 3A-5 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 3A-4 and Class 3A-5 Certificates shall be entitled to their aggregate pro rata share of all scheduled and unscheduled payments of principal related to Collateral Group 3 and (ii) on the date on which the aggregate Class Principal Balance of the Class 3A-1 and Class 3A-3 Certificates has been reduced to zero, the Class 3A-4 and Class 3A-5 Certificates shall be entitled, pro rata,  to any remaining Senior Principal Distribution Amount for Collateral Group 3 allocable to the Class 3A-1 and Class 3A-3 Certificates and thereafter, the Group 3 NAS Priority Amount shall equal the Senior Principal Distribution Amount for Collateral Group 3.

“Group 4 Certificate”:  Any Class 4A-1 or Class 4A-2 Certificate.

“Group 5 Certificate”:  Any Class 5A-1 Certificate.

“Group 6 Certificate”:  Any Class 6A-1 Certificate.

“Group 7 Certificate”:  Any Class 7A-1 Certificate.

“Group Subordinate Amount”:  With respect to each Collateral Group and any Distribution Date, the excess of the sum of the Applicable Fractions of the Scheduled Principal Balance of the Mortgage Loans contributing to such Collateral Group for the immediately preceding Distribution Date for that Collateral Group over the total Certificate Balance of the Senior Certificates of the related Certificate Group immediately prior to such Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, or any successor in interest.

“IndyMac”:  IndyMac Bank, F.S.B.

“Interest Accrual Period”:  For any Distribution Date and any regular interest in any REMIC created hereby or any Class of Certificates (other than the Class 4A-1 and Class 4A-2 Certificates) the calendar month immediately preceding the calendar month in which such Distribution Date occurs.  For any Distribution Date and the Class 4A-1 and Class 4A-2 Certificates is the period beginning on and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on and including the 24th day of the month in which such Distribution Date occurs.  The Principal Only Certificates shall not be entitled to any interest.

“Interest Only Certificate”:  Any Class 3A-2, Class 4A-2 or Class A-X Certificate.

“Interests”:  Each Class of REMIC Interests.

“JPMorgan Chase Bank”: JPMorgan Chase Bank, N.A., or any successor in interest.

“Junior Subordinate Certificates”:  The Class B-4, Class B-5 and Class B-6 Certificates.

“Liquidation Principal”:  For any Distribution Date, the principal portion of Liquidation Proceeds received from each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date.

“Loan Group 1”:  The Mortgage Loans identified on Schedule I as being in Loan Group 1.

“Loan Group 2”:  The Mortgage Loans identified on Schedule I as being in Loan Group 2.

“Loan Seller”:  Each of Countrywide, GMAC and IndyMac.

“Master Servicer”:  Wells Fargo, in its capacity as Master Servicer, or any successor master servicer.

“Master Servicing Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Servicer Remittance Date relating to such Distribution Date, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.

“Maximum Rate”:  With respect to any Distribution Date and any Class of Floating Rate Certificates, the amount set forth in the table in footnote 6 to the table in Section 2.03(c).

“Mortgage Loans”:  The mortgage loans identified on Schedule I hereto.

“NAS Prepayment Shift Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

“NAS Scheduled Principal Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

“Net Rate”:  With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Servicing Fee Rate and the rate on any primary mortgage insurance applicable to such Mortgage Loan.

“Note Rate”:  For each Mortgage Loan, the rate at which the related promissory note accrues interest.  For purposes of calculating the Certificate Rates on the Interests and Certificates, the Note Rate of a Mortgage Loan shall be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by the Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

“Notional Amount”:  The Class 3A-2 Notional Amount, the Class 4A-2 Notional Amount or the Class A-X Notional Amount, as applicable.  For the avoidance of doubt, the Notional Amount is used to calculate distributions on the related Class of Certificates, but is not a principal amount or other amount to which a Certificateholder is entitled.

“PAC(A) Certificates”  The Class 2A-15, Class 2A-16 and Class 2A-17 Certificates.

“PAC(A) Scheduled Amount”:  With respect to any Distribution Date and the PAC(A) Certificates, the amount set forth on Schedule III attached hereto for such Distribution Date and such Classes.

“PAC(B) Certificates”  The Class 2A-11 Certificates.

“PAC(B) Scheduled Amount”:  With respect to any Distribution Date and the PAC(B) Certificates, the amount set forth on Schedule III attached hereto for such Distribution Date and such Classes.

“PAC(C) Certificates”  The Class 3A-1 Certificates.

“PAC(C) Scheduled Amount”:  With respect to any Distribution Date and the PAC(C) Certificates, the amount set forth on Schedule III attached hereto for such Distribution Date and such Classes.

“P&I Certificates”:  All Classes of Certificates other than the Principal Only Certificates, the Interest Only Certificates and the Residual Certificates.

“Payoffs”:  Any prepayment in full on any Mortgage Loan.

“Pool Balance”:  For any Distribution Date and any Collateral Group, the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Premium Loan”:  Any Group 2 Mortgage Loan with a Net Rate greater than or equal to 6.00% per annum.

“Prepayment Period”:  With respect to each Distribution Date, the preceding calendar month.

“Principal Distribution Amount”:  For each Collateral Group and any Distribution Date, the sum of:

(1)

the Principal Payment Amount for such Collateral Group;

(2)

the Principal Prepayment Amount for such Collateral Group; and

(3)

the Applicable Fraction for each Mortgage Loan contributing to such Collateral Group of the Liquidation Principal derived from such Mortgage Loan.

“Principal Only Certificate”:  Any Class 2A-9 or Class 2A-10 Certificate.

“Principal Payment Amount”:  For each Collateral Group and any Distribution Date, the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the sum of the following amounts:

(a)

the principal portion of Scheduled Payments on such Mortgage Loan due on the related Due Date and received or advanced during the related Due Period;

(b)

the principal portion of repurchase proceeds received on such Mortgage Loan if such Mortgage Loan was repurchased as permitted or required by this Trust Agreement during the calendar month preceding the month of such Distribution Date; and

(c)

any other unscheduled payments of principal which were received on such Mortgage Loan during the preceding calendar month (or, with respect to Mortgage Loans serviced by IndyMac, received during the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the current calendar month), other than Payoffs, Curtailments, or Liquidation Principal.

“Principal Prepayment Amount”:   For any Distribution Date and any Collateral Group, the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) all Payoffs and Curtailments for such Mortgage Loan that were received during the preceding calendar month or received during the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the current calendar month (as specified in the related Servicing Agreement).

“Private Certificates”:  The Junior Subordinate Certificates.

“Qualified Institutional Buyer”:  Any “qualified institutional buyer” as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

“Rating Agency”:  Each of Fitch and S&P.

“Record Date”:  For each Class of Certificates, the last Business Day of the related Interest Accrual Period.

“REMIC”:  As specified in the preliminary statement.

“REMIC Certificates”:  Each Class of Certificates issued by REMIC UT pursuant to Section 2.03 and the Class RC and Class R Certificates.

“REMIC Interests”:  Each Class of REMIC interests issued pursuant to Section 2.03.

“REMIC LT1”:  One of the real estate mortgage investment conduits created hereunder, which consists of the Mortgage Loans and the REMIC LT1 Distribution Account.

“REMIC LT1 Regular Interests”:  The regular interests issued by REMIC LT1 as specified in Section 2.03.

“REMIC MT”:  One of the real estate mortgage investment conduits created hereunder, which consists of the REMIC LT1 and REMIC LT2 Regular Interests and the REMIC MT Distribution Account.

“REMIC MT Regular Interests”:  The regular interests issued by REMIC MT as specified in Section 2.03.

“REMIC UT”:  One of the real estate mortgage investment conduits created hereunder, which consists of the REMIC MT Regular Interests and the REMIC UT Distribution Account.

“REMIC UT Regular Interests”:  The regular interests issued by REMIC UT as specified in Section 2.03.

“Remittance Date”:  For each Mortgage Loan and any Distribution Date, as set forth in the related Servicing Agreement.

“Residual Certificates”:  The Class RC and Class R Certificates.

“Rule 144A Certificates”:  The Junior Subordinate Certificates.

“S&P”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Sale and Servicing Agreements”:  (i) the Servicing Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Servicing, as servicer; (ii) the Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide, as seller; (iii) the Master Mortgage Loan Purchase Agreement dated as of February 1, 2004, as amended by Amendment No. 1 dated as of December 1, 2004, between GSMC, as purchaser, and IndyMac, as seller; (iv) the Servicing Agreement dated as of February 1, 2004, as amended by Amendment No. 1 dated as of June 1, 2004, and as further amended by Amendment No. 2 dated as of April 1, 2005, between GSMC, as purchaser, and IndyMac, as servicer; (v) the Amended and Restated Master Mortgage Loan Purchase Agreement dated as of November 1, 2005, between GSMC, as purchaser, and IndyMac, as seller; (vi) the Amended and Restated Servicing Agreement dated as of November 1, 2005, between GSMC, as purchaser, and IndyMac, as Servicer; (vii) the Flow Interim Servicing Agreement dated as of December 1, 2005, between GSMC, as purchaser, and Avelo, as seller and servicer; (viii) the Flow Servicing Agreement dated as of May 1, 2005, by and between GSMC, as purchaser and Countrywide Servicing, as servicer; and (ix) the Flow Sale and Servicing Agreement dated as of March 1, 2005, as amended by Amendment Number One dated as of January 1, 2006, between GSMC, as purchaser, and GMAC, as servicer.

“Scheduled Final Distribution Date”:  For each Class of Certificates, the respective dates specified in Section 2.03(d).

“Scheduled Payments”:  With respect to any Mortgage Loan, the monthly payments of principal and interest payable by the related Mortgagor pursuant to the related amortization schedule.

“Scheduled Principal Amount”:  With respect to each Collateral Group and any Distribution Date, an amount equal to the amount described in clause (i) of the definition of Senior Principal Distribution Amount.

“Securities Administrator”:  Wells Fargo in its capacity as Securities Administrator under this Trust Agreement, or any successor securities administrator.

“Senior Certificates”:  The Class A Certificates.

“Senior Collateral Group Percentage”:  For Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7 shall equal (i) as of the Closing Date, 96.00%, 96.00%, 96.00%, 96.00%, 96.00%, 96.00% and 96.00%, respectively, and (ii) for any Distribution Date thereafter shall be a fraction expressed as a percentage equal to (a) the sum of the Certificate Balances of the Senior Certificates related to such Collateral Group immediately preceding such Distribution Date, over (b) the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (x) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (y) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Senior Interests”:  All of the REMIC M-T Regular Interests except those corresponding to a Class B Certificate.

“Senior Liquidation Amount”:  For any Distribution Date and any Collateral Group, the aggregate, for each Mortgage Loan contributing to such Collateral Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, of the Applicable Fraction of the lesser of (i) the related Senior Collateral Group Percentage of the scheduled principal balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

“Senior Prepayment Percentage”:  For each Collateral Group, as follows:  (i) on any Distribution Date occurring before the Distribution Date in the month of March 2011, 100%; (ii) on any other Distribution Date on which the related Senior Collateral Group Percentage for such Distribution Date exceeds the initial Senior Collateral Group Percentage as of the Cut-Off Date, 100% (in which case, the Senior Prepayment Percentage for each other Collateral Group shall also equal 100% for such Distribution Date); and (iii) on any other Distribution Date in the month of March 2011, and thereafter, 100%, unless:

(a)

the mean of the sum of the Applicable Fractions of the Scheduled Principal Balances of the Mortgage Loans contributing to each related Collateral Group that are 60 or more days delinquent (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) for each of the immediately preceding three calendar months is less than or equal to 50% of the Group Subordinate Amount for such Collateral Group as of such Distribution Date, and

(b)

the sum of the Applicable Fractions of the cumulative Realized Losses on the Mortgage Loans contributing to each related Collateral Group are less than or equal to the following percentage of the aggregate Group Subordinate Amount for such Collateral Group:

Distribution Date Occurring In	Percentage of the aggregate Group Subordination Amount as of the Cut-Off Date
March 2011 through February 2012	30%
March 2012 through February 2013	35%
March 2013 through February 2014	40%
March 2014 through February 2015	45%
March 2015 and thereafter	50%

in which case, the Senior Prepayment Percentage for each Collateral Group shall be as follows:

Distribution Date Occurring In or On	Senior Prepayment Percentage
March 2006 through February 2011	100%
March 2011 through February 2012	Senior Collateral Group Percentage for such Collateral Group + 70% of the related Subordinate Percentage
March 2012 through February 2013	Senior Collateral Group Percentage for such Collateral Group + 60% of the related Subordinate Percentage
March 2013 through February 2014	Senior Collateral Group Percentage for such Collateral Group + 40% of the related Subordinate Percentage
March 2014 through February 2015	Senior Collateral Group Percentage for such Collateral Group + 20% of the related Subordinate Percentage
March 2016 through the Distribution Date immediately preceding the Final Distribution Date	Senior Collateral Group Percentage for such Collateral Group
Final Distribution Date	100%

If on any Distribution Date the allocation to the P&I Certificates of Principal Prepayments in the percentage required would reduce the sum of the Certificate Balances of the P&I Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be equal to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For any Distribution Date and each Collateral Group shall equal the sum of:

(i)

the related Senior Collateral Group Percentage of the related Principal Payment Amount for such Distribution Date;

(ii)

the related Senior Prepayment Percentage of the related Principal Prepayment Amount for such Distribution Date; and

(iii)

the related Senior Liquidation Amount for such Distribution Date.

“Senior Subordinate Certificates”:  The Class M-1, Class B-1, Class B-2 and Class B-3 Certificates.

“Servicer”:  Each of Countrywide Servicing, GMAC, IndyMac and Avelo and their respective successors or assigns, in each case in their respective capacities as servicer under the related Sale and Servicing Agreement.

“Servicing Advances”:  Amounts that each servicer is required to advance to protect the value of each mortgage loan that it services, such as property taxes and insurance premiums.

“Servicing Fee Rate”:  For each Mortgage Loan, the per annum fee described in Schedule I hereto.

“Servicemembers Shortfall”:  Any shortfall in amounts paid by any Mortgagors on the related Mortgage Loan that occurs pursuant to the Servicemembers Civil Relief Act, as amended, or comparable state or local laws affording relief to members of the armed forces.

“Subgroup 1-A”:  The Mortgage Loans in Loan Group 1 with Net Rates greater than or equal to 5.00% and less than 5.75%.

“Subgroup 1-B”:  The Mortgage Loans in Loan Group 1 with Net Rates greater than or equal to 5.75% and less than 6.00%.

“Subgroup 1-C”:  The Mortgage Loans in Loan Group 1 with Net Rates greater than or equal to 6.00% and less than 7.50%.

“Subgroup 1-D”:  The Mortgage Loans in Loan Group 1 with Net Rates equal to 7.50%.

“Subgroup 2-A”:  The Mortgage Loans in Loan Group 2 with Net Rates greater than or equal to 4.50% and less than 5.50%.

“Subgroup 2-B”:  The Mortgage Loans in Loan Group 2 with Net Rates greater than or equal to 5.50% and less than 6.00%.

“Subgroup 2-C”:  The Mortgage Loans in Loan Group 2 with Net Rates greater than or equal to 6.00%.

“Subordinate Certificates”:  The Class B and Class M-1 Certificates.

“Subordinate Class Percentage”:  For each Class of Subordinate Certificates and each Distribution Date, the percentage obtained by dividing the Class Principal Balance of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Balance of all related Subordinate Certificates immediately prior to such date.

“Subordinate Interests”:  The Interest corresponding to the Subordinate Certificates.

“Subordinate Liquidation Amount”:  For any Distribution Date and Collateral Group, the Applicable Fraction of the related Liquidation Principal in respect of each Mortgage Loan contributing to such Collateral Group which became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, minus the related Senior Liquidation Amount for such Distribution Date.

“Subordinate Percentage”:  For any Collateral Group and any Distribution Date, 100% minus the Senior Collateral Group Percentage for such Collateral Group.  The Subordinate Percentages as of the Closing Date shall be 4.00%, 4.00%, 4.00%, 4.00%, 4.00%, 4.00% and 4.00% for Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7, respectively.

“Subordinate Prepayment Percentage”:  For any Distribution Date and any Collateral Group, the excess of 100% over the Senior Prepayment Percentage for such Collateral Group.  Initially, the Subordinate Prepayment Percentage for each Collateral Group shall be 0%.

“Subordinate Principal Distribution Amount”:  For any Distribution Date and any Collateral Group, the sum of:

(i)

the related Subordinate Percentage of the related Principal Payment Amount;

(ii)

the related Subordinate Principal Prepayment Amount; and

(iii)

the related Subordinate Liquidation Amount.

“Subordinate Principal Prepayment Amount”:  For each Distribution Date and each Collateral Group, the Subordinate Prepayment Percentage of the related Principal Prepayment Amount.

“Subordination Levels”:  For any Class of Subordinate Certificates and any specified date, a fraction expressed as a percentage equal to (i) the sum of the Class Principal Balances of all Classes of Subordinate Certificates that are subordinate to such Class, over (ii) the sum of the Class Principal Balances of all related Classes of Certificates as of such date, before giving effect to distributions on such date, and allocations of Realized Losses on such date.

“Subsequent Recovery”:  With respect to any Liquidated Mortgage Loan on which a Realized Loss has occurred, any amount that the related Servicer ultimately recovers in respect of such Liquidated Mortgage Loan, net of the reasonable fees of the Servicer associated with such recovery.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trust Agreement”:  This Master Servicing and Trust Agreement, dated as of February 1, 2006, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, February 2006 edition; provided that any references in any documents required to be provided pursuant to the terms of this Trust Agreement, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of February 1, 2006, shall be deemed to refer to this Trust Agreement.

“Trustee”:  U.S. Bank National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“UCC”:  The Uniform Commercial Code as in effect in the State of New York.

“Undercollateralization Distribution”:  As defined in Section 3.01 hereof.

“Undercollateralized Group”:  On any Distribution Date, any Collateral Group for which the total Certificate Balance of the Senior Certificates of the related Certificate Group is greater than the Pool Balance of such Collateral Group.

“Unscheduled Principal Amount”:  With respect to each Collateral Group and any Distribution Date, an amount equal to the sum of the amounts described in clauses (ii) and (iii) of the definition of Senior Principal Distribution Amount.

“Verified Information”:  As defined in the Custodial Agreement.

“Wells Fargo”: Wells Fargo Bank, N.A., or any successor in interest.

ARTICLE II.

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01.

Conveyance to the Trustee.

(a)

To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (i) the Mortgage Loans, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (iii) the Custodial Agreement; (iv) the Assignment Agreements; (v) the Distribution Account, the Master Servicer Account, the Certificate Account and the Collection Accounts and (vi) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (i) through (v) above shall be collectively referred to herein as the “Trust Estate”).

(b)

It is intended that the conveyance of the Trust Estate by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Trust Estate by the Depositor to the Trustee for the benefit of the Certificateholders.  It is, further, not intended that such conveyance be deemed a pledge of the Trust Estate by the Depositor to the Trustee to secure a debt or other obligation of the Depositor.  However, in the event that the Trust Estate is held to be the property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Trust Estate, then it is intended that this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC and the corresponding articles of the Uniform Commercial Code of any other applicable jurisdiction; and the Depositor hereby grants to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to the Trust Estate.  The Depositor and the Trustee, at the Depositor’s direction and expense, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in assets constituting the Trust Estate described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

(c)

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

(d)

It is agreed and understood by the Depositor and the Trustee (and the Depositor so represents and recognizes) that it is not intended that any Mortgage Loan to be included in the Trust Estate be (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective February 1, 2005.

Section 2.02.

Acceptance by the Trustee and Securities Administrator.

By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and shall hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of Trust Estate herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates.  The Trustee has not created and shall not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by this Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of each Custodian and agrees to deliver, or cause to be delivered, to each Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan for which each Custodian shall act as custodian.  The Depositor and each Custodian acknowledge that, pursuant to the Custodial Agreement and in connection with the formation of the Trust, the Depositor hereby assigns each Custodial Agreement to the Trustee and agrees to cause a receipt to be issued in the name of the Trustee.  It is understood that each Custodian will charge for its services under this Agreement as set forth in a separate agreement between such Custodian and the Securities Administrator, the payment of which fees and expenses (as set forth in such separate agreement) shall be the sole obligation of the Securities Administrator.  The Securities Administrator will further pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with this Agreement, the Custodial Agreement and any document executed in connection herewith or therewith.

Pursuant to a separate agreement, the Master Servicer shall pay the Trustee fee and the Securities Administrator fee from the Master Servicing Fee.

Section 2.03.

REMIC Elections and REMIC Interests Designations.

(a)

 REMIC Elections.  Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate described in the definition of the term “REMIC LT1,” the assets of the Trust Estate described in the definition of the term “REMIC MT,” and the assets of the Trust Estate described in the definition of the term “REMIC UT” as separate REMICs for federal income tax purposes.  The REMIC LT1 Regular Interests shall constitute the regular interests in REMIC LT1; the REMIC MT Regular Interests shall constitute the REMIC regular interests in REMIC MT; and the REMIC UT Regular Interests shall constitute the regular interests in REMIC UT.  The Class RC Certificates shall represent ownership of the sole Class of residual interest in REMIC LT1. The Class R Certificates shall represent ownership of the sole Class of residual interests in REMIC MT and REMIC UT.  References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC LT1, REMIC MT and REMIC UT referred to herein, as modified by this Trust Agreement.

(b)

REMIC LT1 Interests.  REMIC LT1 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC LT1 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate

LT1-Pool	(1)	(2)
LT1-Sub-A	(3)	(2)
LT1-Sub-B	(3)	(2)
LT1-AX	(4)	7.00%
RC	(5)	(5)

_______________

(1)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, over (ii) the aggregate initial principal balance of each other regular interest in REMIC LT1.

(2)

This Interest shall bear interest for any Interest Accrual Period equal to (i) the weighted average of the Net Rates of all the Mortgage Loans as of the beginning of such Interest Accrual Period, weighted on the Scheduled Principal Balance of each such Mortgage Loan as of the first day of the preceding calendar month and determined by subjecting the Net Rate of each such Mortgage Loan to a cap equal to the Designated Rate for the related Collateral Group over (ii) (x) the sum of any expenses payable to the Securities Administrator or to the Trustee (to the extent such expenses were not taken into account in computing the Net Rate of any Mortgage Loan and do not constitute “unanticipated expenses” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)) divided by (y) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of such Interest Accrual Period.

(3)

This Interest shall have an initial principal balance of 1% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.

(4)

This Interest shall have a notional balance, which for any Distribution Date shall be equal to the Class A-X Notional Amount.

(5)

The Class RC Certificate shall not be entitled to payments of principal or interest.

(c)

REMIC MT.  REMIC MT shall issue the following Classes of Interests in book-entry form, with the designations, initial principal balances and Certificate Rates indicated, each of which shall be a Class of REMIC MT Interests:

Class	Initial Class Principal Balance	Certificate Rate	Corresponding Class of Certificates
MT-1A-1	(1)	5.00%	1A-1
MT-2A-1	(1)	5.75%	2A-1
MT-2A-2	(1)	5.75%	2A-2
MT-2A-3	(1)	5.75%	2A-3
MT-2A-4	(1)	5.75%	2A-4
MT-2A-5	(1)	5.75%	2A-5
MT-2A-6	(1)	5.75%	2A-6
MT-2A-7	(1)	5.75%	2A-7
MT-2A-8	(1)	6.00%	2A-8
MT-2A-9	(1)	0.00%	2A-9
MT-2A-10	(1)	0.00%	2A-10
MT-2A-11	(1)	6.00%	2A-11
MT-2A-12	(1)	6.00%	2A-12
MT-2A-13	(1)	5.75%	2A-13
MT-2A-14	(1)	5.75%	2A-14
MT-2A-15	(1)	5.75%	2A-15
MT-2A-16	(1)	5.75%	2A-16
MT-2A-17	(1)	5.75%	2A-17
MT-2A-18	(1)	5.75%	2A-18
MT-2A-19	(1)	6.00%	2A-19
MT-2A-20	(1)	6.00%	2A-20
MT-3A-1	(1)	6.00%	3A-1, 3A-2
MT-3A-3	(1)	6.00%	3A-3
MT-3A-4	(1)	6.00%	3A-4
MT-3A-5	(1)	6.00%	3A-5
MT-3A-6	(1)	6.00%	3A-6
MT-4A-1	(1)	7.50%	4A-1, 4A-2
MT-5A-1	(1)	4.50%	5A-1
MT-6A-1	(1)	6.00%	6A-1
MT-7A-1	(1)	5.50%	7A-1
MT-A-X	(2)	7.00%	A-X
MT-M-1	(1)	(3)	M-1
MT-B-1	(1)	(3)	B-1
MT-B-2	(1)	(3)	B-2
MT-B-3	(1)	(3)	B-3
MT-B-4	(1)	(3)	B-4
MT-B-5	(1)	(3)	B-5
MT-B-6	(1)	(3)	B-6
II-R	(4)	(4)	R

_______________

(1)

This initial class principal balance for this Interest shall equal the Initial Class Principal Balance of its Corresponding Class of Certificates, but shall not include the Notional Amount of any Interest Only Certificate.

(2)

This interest shall have a notional balance, which for any Distribution Date shall be equal to the Class A-X Notional Amount.

(3)

For each Distribution Date (and the related Interest Accrual Period) this Interest shall bear interest at a per annum rate equal to the 1-B Average Rate, adjusted to take into account the sum of any expenses payable to the Securities Administrator or the Trustee (to the extent (i) not taken into account in computing the Net Rate of any Mortgage Loan, (ii) such expense is not an “unanticipated expense” within the meaning of the Treasury Regulation Section 1.860G-1(b)(3)(ii) and (iii) such expense was not taken into account in computing the interest rate of an interest with a greater level of subordination).

(4)

The Class II-R interest shall not be entitled to payments of principal or interest.

(d)

REMIC UT.  REMIC UT shall issue the following Classes of Certificates (other than the Class RC and Class R Certificates), with the designations, initial Certificate Balances and Certificate Rates indicated, each of which (other than the Class RC and Class R Certificates and exclusive of the right to receive any amounts from the Separate Interest Trust) shall be a Class of REMIC UT Regular Interests.

Class	Initial Certificate Balance or Notional Amount	Certificate Rate
1A-1	38,766,000.00	5.00%
2A-1	110,830,000.00	5.75%
2A-2	20,000,000.00	5.75%
2A-3	8,560,000.00	5.75%
2A-4	8,284,000.00	5.75%
2A-5	16,844,000.00	5.75%
2A-6	9,703,000.00	5.75%
2A-7	690,000.00	5.75%
2A-8	2,498,000,00	6.00%
2A-9	109,000.00	0.00%
2A-10	917,000.00	0.00%
2A-11	2,842,274.00	6.00%
2A-12	10,240,726.00	6.00%
2A-13	29,923,000.00	5.75%
2A-14	1,995,000.00	5.75%
2A-15	39,776,000.00	5.75%
2A-16	7,949,000.00	5.75%
2A-17	32,865,000.00	5.75%
2A-18	47,725,000.00	5.75%
2A-19	4,000,000.00	Floating(4)
2A-20	4,000,000.00	Floating(4)
3A-1	160,903,814.00	5.25%
3A-2	20,112,976.00(1)	6.00%
3A-3	60,499,834.00	6.00%
3A-4	24,082,926.00	6.00%
3A-5	1,603,426.00	6.00%
3A-6	247,036,000.00	6.00%
4A-1	49,148,000.00	Floating(4)
4A-2	49,148,000.00(1)	Floating(4)
5A-1	11,422,000.00	4.50%
6A-1	20,514,000.00	6.00%
7A-1	46,652,000.00	5.50%
A-X	783,564.00(1)	7.00%
M-1	8,493,000.00	Variable(2)
B-1	9,228,000.00	Variable(2)
B-2	4,429,000.00	Variable(2)
B-3	2,583,000.00	Variable(2)
B-4	1,845,000.00	Variable(2)
B-5	1,107,000.00	Variable(2)
B-6	1,848,497.63	Variable(2)
R	(3)	(3)
RC	(3)	(3)

__________

(1)

Notional Amount.

(2)

For each Distribution Date (and the related Interest Accrual Period) each of the Class M-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall accrue interest at a per annum rate equal to the related B Average Rate.

(3)

REMIC UT shall also issue the Class III-R Interest, which shall represent the sole Class of residual interest in REMIC UT.  The Class R Certificate shall represent beneficial ownership of the Class II-R and Class III-R Interests.

(4)

The annual certificate interest rate for certificates with floating rates of interest are set forth in the table below:

Class	Formula	Initial	Maximum	Minimum
2A-19	1 mo. LIBOR + 0.900%	5.470%	7.000%	0.9000%
2A-20	11.100% – 1 mo. LIBOR	6.530%	11.100%	5.0000%
4A-1	1 mo. LIBOR + 0.400%	4.970%	7.500%	0.4000%
4A-2	7.100% – 1 mo. LIBOR	2.530%	7.100%	0.0000%

(4)

The Class M-1, Class B-1, Class B-2 and Class B-3 Certificates will accrue interest based on variable interest rates as described in this prospectus supplement.

(e)

REMIC Scheduled Final Distribution.  The Scheduled Final Distribution Date for the Regular Interests in REMIC LT1, REMIC MT and REMIC UT is the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity as of the Closing Date.

ARTICLE III.

REMITTING TO CERTIFICATEHOLDERS

Section 3.01.

Distributions to Certificateholders.

(a)

REMIC UT Distributions.  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below and to Section 3.02, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount for each Collateral Group from the Certificate Account, and shall distribute it in the following manner and order of priority:

(1)

to each Class of Senior Certificates (other than the Principal Only Certificates) related to such Collateral Group, Accrued Certificate Interest thereon, pro rata in proportion to the amount of Accrued Certificate Interest owing to each such Class; provided that,

(a)

Accrued Certificate Interest on the Class 2A-4 Certificates shall be distributed in the following order of priority and shall be added to the Class Principal Balance of the Class 2A-4 Certificates:

(i)

to the Class 2A-3 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(ii)

to the Class 2A-4 Certificates, until the Class Principal Balance thereof is reduced to zero;

(b)

Accrued Certificate Interest on the Class 3A-3 Certificates shall be distributed in the following order of priority and shall be added to the Class Principal Balance of the Class 3A-3 Certificates:

(i)

to the Class 3A-1 Certificates, until the aggregate Class Principal Balance thereof is reduced to the PAC(C) Scheduled Amount for such Distribution Date; and

(ii)

to the Class 3A-3 Certificates, until the Class Principal Balance thereof is reduced to zero;

(2)

to the Senior Certificates (other than the Interest Only Certificates) related to such Collateral Group, to the extent of the remaining Available Distribution Amount for the related Collateral Group, concurrently as follows:

(a)

to the Class 1A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 1 in an amount up to the Senior Principal Distribution Amount for Collateral Group 1 for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(b)

to the Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 2A-11, Class 2A-12, Class 2A-13, Class 2A-14, Class 2A-15, Class 2A-16, Class 2A-17, Class 2A-19 and Class 2A-20 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 2 in an amount up to the Senior Principal Distribution Amount for Collateral Group 2 for such Distribution Date, in the following order of priority:

(i)

39.1588918023% of the amount distributable pursuant to clause (2)(b) above to the Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 2A-11, Class 2A-12, Class 2A-15, Class 2A-16, Class 2A-17, Class 2A-19 and Class 2A-20 Certificates, in the following order of priority:

(A)

sequentially, to the Class 2A-15, Class 2A-16 and Class 2A-17 Certificates, in that order, until the aggregate Class Principal Balance of such Classes is reduced to the PAC(A) Scheduled Amount for such Distribution Date;

(B)

to the Class 2A-6, Class 2A-10, Class 2A-11, Class 2A-12, Class 2A-19 and Class 2A-20 Certificates, concurrently as follows:

(I)

41.2673879444% of the amount distributable pursuant to clause (2)(b)(i)(B) above to the Class 2A-11 and Class 2A-12 Certificates in the following order of priority;

a.

to the Class 2A-11 Certificates, until the Class Principal Balance thereof is reduced to the PAC(B) Scheduled Amount for such Distribution Date;

b.

to the Class 2A-12 Certificates, until the Class Principal Balance thereof is reduced to zero; and

c.

to the Class 2A-11 Certificates, without regard to the PAC(B) Scheduled Amount for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(II)

25.2342049648% of the amount distributable pursuant to clause (2)(b)(i)(B) above to the Class 2A-19 and Class 2A-20 Certificates, pro rata, in proportion to the Class Principal Balance of each such Class, until the Class Principal Balance of each such Class is reduced to zero;

(III)

2.8924707441% of the amount distributable pursuant to clause (2)(b)(i)(B) above to the Class 2A-10 Certificates, until the Class Principal Balance thereof is reduced to zero;

(IV)

30.6059363467% of the amount distributable pursuant to clause (2)(b)(i)(B) above to the Class 2A-6 Certificates, until the Class Principal Balance thereof is reduced to zero;

(C)

to the Class 2A-7 Certificates, until the Class Principal Balance thereof is reduced to zero;

(D)

to the Class 2A-8 and Class 2A-9 Certificates, pro rata, in proportion to the Class Principal Balance of each such Class is reduced to zero; and

(E)

sequentially, to the Class 2A-15, Class 2A-16 and Class 2A-17 Certificates, in that order, without regard to the PAC(A) Scheduled Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(ii)

54.0656273079% of the amount distributable pursuant to clause (2)(b) above to the Class 2A-1, Class 2A-3, Class 2A-4, Class 2A-13 and Class 2A-14 Certificates, in the following order of priority:

(A)

to the Class 2A-13 and Class 2A-14 Certificates, pro rata, in proportion to the Class Principal Balance of each such class, the Group 2 NAS Priority Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(B)

sequentially, to the Class 2A-1, Class 2A-3 and Class 2A-4 Certificates, in that order, until the Class Principal Balance of each such Class is reduced to zero; and

(C)

to the Class 2A-13 and Class 2A-14 Certificates, pro rata, in proportion to the Class Principal Balance of each such Class, until the Class Principal Balance of each such Class is reduced to zero; and

(iii)

6.7754808898% of the amount distributable pursuant to the class 2(b) above to the Class 2A-2 Certificates, until the Class Principal Balance thereof is reduced to zero;

(c)

to the Class 3A-1, Class 3A-3, Class 3A-4 and Class 3A-5 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 3 in an amount up to the Senior Principal Distribution Amount for Collateral Group 3 for such Distribution Date, in the following order of priority:

(i)

to the Class 3A-4 and Class 3A-5 Certificates, pro rata, in proportion to the Class Principal Balance of each such class, the Group 3 NAS Priority Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(ii)

to the Class 3A-1 Certificates, until the Class Principal Balance thereof is reduced to the PAC(C) Scheduled Amount for such Distribution Date;

(iii)

to the Class 3A-3 Certificates, until the Class Principal Balance thereof is reduced to zero;

(iv)

to the Class 3A-1 Certificates, without regard to the PAC(C) Scheduled Amount for such Distribution Date, until the Class Principal Balance thereof is reduced to zero; and

(v)

to the Class 3A-4 and Class 3A-5 Certificates, pro rata, in proportion to the Class Principal Balance of each such Class, until the Class Principal Balance of each such Class is reduced to zero;

(d)

to the Class 4A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 4 in an amount up to the Senior Principal Distribution Amount for Collateral Group 4 for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(e)

to the Class 5A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 5 in an amount up to the Senior Principal Distribution Amount for Collateral Group 5 for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(f)

to the Class 6A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 6 in an amount up to the Senior Principal Distribution Amount for Collateral Group 6 for such Distribution Date, until the Class Principal Balance thereof is reduced to zero; and

 (g)

to the Class 7A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 7 in an amount up to the Senior Principal Distribution Amount for Collateral Group 7 for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(3)

to the extent of the remaining Available Distribution Amount for Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7, but subject to the prior distribution of amounts described under "— Cross-Collateralization" below, to the related classes of Subordinate Certificates, in their order of seniority the sum of (i) Accrued Certificate Interest pro rata on the basis of the amount owing to each such class, and (ii) their pro rata shares, based on their outstanding Certificate Balances, of the Subordinate Principal Distribution Amount for each such Collateral Group, as applicable; provided, however, that on any Distribution Date on which the Subordination Level for any class of Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the related Subordinate Principal Prepayment Amount otherwise allocable to the class or classes of the Subordinate Certificates junior to such class will be allocated pro rata to the most senior class of Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date and all classes of Subordinate Certificates senior thereto;

(4)

to each related class of Certificates, in the order of their seniority, the amount of any unreimbursed Realized Losses previously allocated to such Certificates; and

(5)

after all of the other classes of Certificates (other than the Residual Certificates) have been paid in full, the remainder, if any, which is expected to be zero, of the Available Distribution Amount for all Collateral Groups to the Class RC Certificates to the extent such remainder is applicable to REMIC LT1 and otherwise to the Class R Certificates;

(b)

On each Distribution Date on or after the Credit Support Depletion Date, to the extent of the Available Distribution Amount allocable to each Collateral Group on such Distribution Date, distributions shall be made to the Senior Certificates related to each such Collateral Group, in respect of interest (pro rata according to Accrued Certificate Interest for such Distribution Date) and then with respect to principal (pro rata according to their outstanding principal balances; provided, however, that the principal otherwise distributable to the Class 2A-14 Certificates will instead be distributed to the Class 2A-13 Certificates, until the Class Principal Balance of the Class 3A-13 Certificates has been reduced to zero; and the principal otherwise distributable to the Class 3A-5 Certificates will instead be distributed to the Class 3A-4 Certificates, until the Class Principal Balance of the Class 3A-4 Certificates has been reduced to zero) and the remainder (other than any Fair Market Value Excess remaining after the optional termination of the Trust Fund), if any, which is expected to be zero, of the Available Distribution Amount for each such Collateral Group shall be distributed to the holders of the related Class of Residual Certificates.

On each Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates of two or more related Certificate Groups has been reduced to zero, any amounts distributable pursuant to this Section 3.01(b) shall be allocated, as to each applicable related Class of Subordinate Certificates, in proportion to such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to each such retired Certificate Group.

On each Distribution Date on which the Senior Certificates of two or more related Certificate Groups remain outstanding, any amounts distributable pursuant to this Section 3.01(b) shall be distributed in proportion to the aggregate Certificate Principal Balances of such Certificates of each such Certificate Group.

On any Distribution Date on which any Certificate Group constitutes an Undercollateralized Group, all amounts with respect to the related Mortgage Loans otherwise distributable as principal on the related Subordinate Certificates, in reverse order of priority (or, following the related Credit Support Depletion Date, such other amounts described in the immediately following sentence), shall be distributed as principal to the Senior Certificates (other than any Interest Only Certificates) of such Undercollateralized Group pursuant to Section 3.01(a)(2), until the aggregate Certificate Principal Balance of such Senior Certificates equals the Pool Balance of the related Collateral Group (such distribution, an “Undercollateralization Distribution”).  In the event that any Certificate Group constitutes an Undercollateralized Group on any Distribution Date following the related Credit Support Depletion Date, Undercollateralization Distributions shall be made from any Available Distribution Amount for each related Collateral Group that does not constitute an Undercollateralized Group remaining after all required amounts have been distributed to the Senior Certificates of such other Certificate Groups.  In addition, the amount of any unpaid Current Shortfalls with respect to an Undercollateralized Group on any Distribution Date (including any Current Shortfalls for such Distribution Date) shall be distributed to the Senior Certificates of such Undercollateralized Group prior to the payment of any Undercollateralization Distributions from amounts otherwise distributable as principal on the related Subordinate Certificates, in reverse order of priority (or, following the Credit Support Depletion Date, as provided in the preceding sentence).

If on any Distribution Date two or more related Certificate Groups are Undercollateralized Groups, the distribution described in the immediately preceding paragraph shall be made in proportion to the amount by which the aggregate Certificate Principal Balance of the Senior Certificates of each such Certificate Group, after giving effect to distributions pursuant to Section 3.01(a) on such Distribution Date, exceeds the Pool Balance of the related Collateral Group for such Distribution Date.

(c)

REMIC LT1 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC LT1 Distribution Account to the REMIC LT1 Regular Interests in the same manner that amounts are distributed on any Corresponding Classes of Certificates on such Distribution Date.

On each Distribution Date, the Securities Administrator shall apply remaining amounts in the REMIC LT1 Distribution Account in respect of interest to the Class LT1 Pool, Class LT1-Sub-A and Class LT1-Sub-B Interests in accordance with their interest rates set forth above.  In addition, on each Distribution Date, the Trustee shall apply amounts in the REMIC LT1 Distribution Account in respect of principal to the Class LT1-Pool, Class LT1-Sub-A and Class LT1-Sub-B Interests as follows:

(i)

first, to the Class LT1-Sub-A and Class LT1-Sub-B Interests, the minimum amounts to each such that following that allocation the weighted average rate of the Class LT1-Sub-A and Class LT1-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class LT1-Sub-A Interest to a floor of 7.7762% and subjecting the Class LT1-Sub-B Interest to a cap of 4.0000%, equals the interest rate on the Class 1-B Certificates for the following Distribution Date;

(ii)

second, to the Class LT1-Pool Interest until its principal balance is reduced to zero; and

(iii)

third, pro rata to the Class LT1-Sub-A and Class LT1-Sub-B Interests in accordance with their principal balances following clause (i) above.

Realized Losses and Shortfalls shall be allocated in the same manner.

The Securities Administrator shall withdraw all amounts allocated to the various REMIC LT1 Regular Interests and deposit such amounts in the Certificate Account for distribution pursuant to Section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC LT1 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class RC Certificates.

(d)

REMIC MT Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC MT Distribution Account to the REMIC MT Regular Interests in the same manner that amounts are distributed on the Corresponding Classes of Certificates on such Distribution Date.  Realized Losses and Shortfalls shall be allocated in the same manner.  The Securities Administrator shall withdraw all amounts allocated to the various REMIC MT Regular Interests and deposit such amounts in the Certificate Account for distribution pursuant to Section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC MT Distribution Account after making all other payments required under this Section 3.01(d) shall be distributed to the holder of the Class R Certificates.

(e)

On each Distribution Date on which any Fair Market Value Excess is on deposit in the Certificate Account and such Fair Market Value Excess has not been previously distributed in accordance with this Section 3.01(e), the Securities Administrator shall withdraw such Fair Market Value Excess, from the Certificate Account, and shall distribute it to the Holder of the Class RC Certificates.

Section 3.02.

Allocation of Realized Losses and Shortfalls.

(a)

Realized Losses of Principal.

(i)

On each Distribution Date, the respective Applicable Fractions of each Realized Loss on a Mortgage Loan, to the extent allocable to principal, shall be allocated to the related Collateral Groups for further allocation to the Class or Classes of REMIC Interests supported by such Collateral Groups in reduction of the Certificate Balance thereof; provided, however, that any Realized Loss allocated to a Collateral Group shall be allocated first to the Subordinate Interests related to such Collateral Group, in reverse numerical order, until the Certificate Balance thereof is reduced to zero, and then pro rata to the Senior Interests related to such Collateral Group; provided further, that (a) Realized Losses otherwise allocable to the Class 2A-13 Certificates shall instead be allocated to the Class 2A-14 Certificates, until the Class Principal Balance of the Class 2A-14 Certificates is reduced to zero; (b) Realized Losses otherwise allocable to the Class 3A-4 Certificates shall instead be allocated to the Class 3A-5 Certificates, until the Class Principal Balance of the Class 3A-5 Certificates has been reduced to zero; and (c) any Realized Loss allocated to a Class of REMIC Interests and not reimbursed on the same Distribution Date shall be allocated to the Corresponding Class or Classes of Certificates as described below.

(ii)

Any Realized Losses allocated to a Class of REMIC MT Interests pursuant to Section 3.02(a)(i) and not reimbursed on the same Distribution Date shall be allocated on the same date to the Corresponding Class or Classes of REMIC UT Certificates.

(b)

Realized Losses Allocable to Interest.  On each Distribution Date, the portion of each Realized Loss on a Mortgage Loan that exceeds the outstanding principal amount of such Mortgage Loan shall be allocated pro rata to the related Collateral Group or Groups, on the basis of the amount of interest due to such Collateral Group from such Mortgage Loan. On each Distribution Date, the interest portion of each Realized Loss allocated to a Collateral Group in accordance with the preceding sentence shall be further allocated pro rata, on the basis of Accrued Certificate Interest, on the Class Principal Balance thereof, in the case of the Senior Certificates, and the related Apportioned Principal Balance, in the case of the Subordinated Interests, to each Class of related REMIC Interests; provided that the interest portion of any Realized Losses allocated to the related Subordinate Interests in a REMIC as provided in this Section 3.02(b) shall be allocated to such Subordinate Interests in reverse order of seniority.

(c)

Interest Shortfall.  Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the REMIC Interests and the Certificates, Month End Interest Shortfall not covered by compensating interest from Monthly Advances and Servicemembers Shortfall with respect to any Mortgage Loan shall be allocated pro rata among the Classes of the related REMIC based on the amount of interest otherwise owing thereto in reduction of that amount.  Such amounts shall be allocated proportionately based on (1) in the case of the Senior Certificates, the Accrued Certificate Interest otherwise distributable thereon and (2) in the case of the Subordinate Certificates, interest accrued on their related Apportioned Principal Balances without regard to any reduction pursuant to this paragraph, for that Distribution Date.

(d)

Modification Losses.  In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest.  Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

(e)

In the event of any Subsequent Recovery, (i) such amount shall be treated as a Principal Prepayment Amount and shall be included in the related Available Distribution Amount for the Distribution Date occurring in the month following the month in which such recovery is received and (ii) the Certificate Balance of the Class or Classes to which the related Realized Loss had previously been allocated, whether or not such Class or Classes Classes remain outstanding, shall be increased in direct order of priority, in each case by an amount equal to the lesser of (x) the amount of such recovery and (y) the aggregate amount of Realized Losses previously allocated to such Classes less amounts previously allocated to such Classes pursuant to this paragraph.

ARTICLE IV.

THE SECURITIES

Section 4.01.

The Certificates.

The Certificates shall be designated generally as the Mortgage Pass-Through Certificates, Series 2006-2F.  The aggregate principal amount of Certificates or Interests, as applicable, that may be executed and delivered under this Trust Agreement is limited to $738,253,497.63, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03 sets forth the Classes of Certificates, the initial Certificate Balance and the Certificate Rate for each Class of the Certificates.  The Certificates authorized by this Trust Agreement shall include Exchangeable Certificates and Exchange Certificates, in each case having the designations, Initial Certificate Balances or Notional Amounts and Certificate Rates specified in the table in Section 2.03(d)

Section 4.02.

Denominations.

Each of the Class A and Senior Subordinate Certificates shall be issued in fully registered, book-entry form and shall be Book-Entry Certificates.  Each Class of Residual Certificates and Class B-4, Class B-5, and Class B-6 Certificates shall be issued in fully registered, certificated form.  The Class A Certificates (other than the Class 2A-9, Class 2A-10, Class 3A-2 and Class 4A-2 Certificates) are offered in minimum denominations of $25,000 initial Certificate Balance each and multiples of $1 in excess of $25,000.  The Class 2A-9 and Class 2A-10 Certificates are offered in minimum denominations of $100,000 initial Certificate Balance each and multiples of $1 in excess of $100,000.  The Class 3A-2 and Class 4A-2 Certificates are offered in minimum denominations of $1,000,000 initial Notional Amount each and multiples of $1 in excess of $1,000,000.  The Class A-X Certificates are offered in the form of a single Certificate representing the entire Certificate Balance thereof.  The Subordinate Certificates are offered in minimum denominations of $250,000 initial Certificate Balance each and multiples of $1 in excess of $250,000.  In addition, one Certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the initial Certificate Balance (or, in the case of the Interest Only Certificates, the Notional Amount) of such Class.  Each Class of Residual Certificates shall be issued in percentage interests of 99.99% and 0.01%.

Section 4.03.

Redemption of Certificates.

(a)

There shall be no right to redemption pursuant to Section 10.01 of the Standard Terms.  Moreover, notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by this Trust Agreement shall terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to this Trust Agreement, following the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all property acquired upon foreclosure of any such Mortgage Loan.

(b)

On or after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than or equal to 1% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date the Master Servicer shall have the right to purchase the remaining Mortgage Loans and any other assets in REMIC LT1 at the Termination Price and thereby cause the retirement of the related Certificates.

Notwithstanding anything to the contrary contained herein, the obligations created by the Trust Agreement shall terminate upon payment to the Certificateholders of all amounts held in the Certificate Account and the REMIC LT1 Distribution Account and the REMIC MT Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the purchase of all of the assets of the Trust Estate as provided above.  Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator, which shall be specified in the notice of termination.  Any repurchase of the assets of the Trust Estate pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04.

Securities Laws Restrictions.

Each of the Junior Subordinate Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  Furthermore, each of the Private Certificates is a Rule 144A Certificate.  The Class R and Class RC Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

Section 4.05.

Exchanges.

Exchangeable Certificates shall be exchangeable for Exchange Certificates, as specified in Exhibit B, and Exchange Certificates shall be exchangeable for Exchangeable Certificates, on and after the Closing Date under the terms and conditions hereinafter set forth.

In the case of each Certificate Group, Certificates of the Classes of Exchangeable Certificates in such Certificate Group shall be exchangeable for Certificates of the Classes of Exchange Certificates in such Certificate Group in the respective denominations and combinations determined pursuant to Exhibit B.  Upon any such exchange, the portions of the Exchangeable Certificates designated for exchange shall be deemed cancelled and replaced by the Exchange Certificate or Certificates issued in exchange therefore.  Correspondingly, Exchange Certificates included in a Certificate Group may be further designated for exchange for Certificates of the Classes of Exchangeable Certificates in the same Certificate Group in the respective denominations and combinations set forth in Exhibit B.  There shall be no limitation on any exchanges authorized pursuant to this Section 4.05, and, except as provided in the following paragraph, no fee or other charge shall be payable to the Securities Administrator in connection therewith.

In order to effect an exchange of Certificates, the Certificateholder shall notify the Securities Administrator in writing or by e-mail at sherri.j.sharps@wellsfargo.com or sean.ralston@wellsfargo.com no later than two Business Days before the proposed exchange date.  The exchange date may be any Business Day other than the first or last Business Day of the month subject to the Securities Administrator’s approval.  The notice must be on the Certificateholders letterhead, carry a medallion stamp guarantee and set forth the following information: the CUSIP number of both Certificates to be exchanged and Certificates to be received; outstanding Certificate Balance or Notional Amount and the Original Certificate Balance or Notional Amount of the Certificates to be exchanged; the Certificateholders DTC participant number; and the proposed exchange date.  After receiving the notice, the Securities Administrator shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee.  A notice becomes irrevocable on the second Business Day before the proposed exchange date.

Notwithstanding any other provision herein set forth, a fee shall be payable to the Securities Administrator in connection with each exchange equal to 1/32 of 1% of the Certificate Balance (or the notional amount, if no principal balance) of the Certificates (other than any Interest Only Certificates) to be exchanged.  In no event, however, shall the fee be less than $2,000 or greater than $25,000.

The Securities Administrator shall make the first distribution on an Exchange Certificate or an Exchangeable Certificate received in an exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

ARTICLE V.

MISCELLANEOUS PROVISIONS

Section 5.01.

Request for Opinions.

(a)

The Depositor hereby requests and authorizes McKee Nelson LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Securities Administrator and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Securities Administrator, any such Rating Agency or their respective counsels.

(b)

Each of the Trustee, the Securities Administrator and the Master Servicer hereby requests and authorizes its counsel to issue on behalf of such Person such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02.

Schedules and Exhibits.

Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03.

Governing Law.

THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.04.

Counterparts.

This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05.

Notices.

All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses:  david.stiepleman@gs.com and michelle.gill@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Depositor; (b) in the case of the Trustee, U.S. Bank National Association, One Federal Street, Third Floor Boston, Massachusetts 02110, Attn: Corporate Trust Services/GSR Mortgage 2006-2F, or such other address or telecopy number as may hereafter be furnished to each party to this Trust Agreement in writing by the Trustee; (c) in the case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland  21046, Attention: Corporate Trust Group (GSR 2006-2F) (or in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045) Telephone:  (410) 884-2000 Facsimile:   (410) 715-2380, or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Master Servicer; and (d) in the case of the Securities Administrator, Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: GSR 2006-2F, or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Securities Administrator.  The addresses of the rating agencies required to be stated herein pursuant to Section 13.08(d) of the Standard Terms are Fitch Ratings, One State Street Plaza, New York, New York 10004 and Standard & Poor’s Ratings Services, 55 Water Street, New York, New York 10041.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and each Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.,
as Depositor

By:  /s/Greg A. Finck
Name: Greg A. Finck
Title: Managing Director

U.S. BANK, NATIONAL ASSOCIATION,
not in its individual capacity, but solely in
its capacity as Trustee under this Trust
Agreement

By:  /s/James H. Byrnes
Name: James H. Byrnes

Title:

WELLS FARGO, N.A.,
not in its individual capacity, but solely in its

capacity as Securities Administrator and Master

Servicer

By:  /s/Sandra Whalen
Name: Sandra Whalen

Title: Vice President

JPMORGAN CHASE BANK, N.A.,
not in its individual capacity, but solely in its

capacity as a Custodian

By:  /s/Barbara G. Robinson
Name: Barbara G. Robinson

Title: Authorized Signatory

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity, but solely in its

capacity as a Custodian

By:  /s/Andrew Hays
Name: Andrew Hays

Title: Associate

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this

____ day of February 2006, by _____________________, __________________ for GS

Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires: _______________________

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this

____ day of February 2006, by _____________________, __________________ for Goldman,

Sachs & Co., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires: _______________________

STATE OF                                           )

                                                              )  ss.:

COUNTY OF                                       )

The foregoing instrument was acknowledged before me in the County of

_____________________, this ____ day of February 2006, by _____________________ of U.S.

Bank, National Association, on behalf of the company.

Notary Public

My Commission expires: ________________________

STATE OF                                           )

                                                              )  ss.:

COUNTY OF                                       )

The foregoing instrument was acknowledged before me in the County of

_____________________, this ____ day of February 2006, by _____________________ of

JPMorgan Chase Bank, N.A., on behalf of the company.

Notary Public

My Commission expires: _______________________

STATE OF

)

)

COUNTY OF                                     )

BEFORE ME, the undersigned authority, a Notary Public in and for said county and

state, on this day personally appeared                                               , known to me to be the

person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of February 2006.

Notary Public in and for the State of

My commission expires:

STATE OF

)

)  ss.:

COUNTY OF

)

On the _____ of February 2006 before me, a Notary Public in and for said State,

personally appeared __________________ known to me to be a __________________ of Wells

Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My Commission expires: _______________________

SCHEDULE I

Mortgage Loan Schedule

SCHEDULE II

Master Loan Purchase Agreements Related to the Mortgage Loans Acquired through the Conduit

Program

SCHEDULE III

PAC(A) SCHEDULED AMOUNTS

Distribution Date	PAC(A) Scheduled Amount ($)

February 25, 2006	80,590,000.00
March 25, 2006	80,391,916.25
April 25, 2006	80,168,322.64
May 25, 2006	79,919,297.89
June 25, 2006	79,644,937.10
July 25, 2006	79,345,351.73
August 25, 2006	79,020,669.55
September 25, 2006	78,671,034.56
October 25, 2006	78,296,606.91
November 25, 2006	77,897,562.84
December 25, 2006	77,474,094.49
January 25, 2007	77,026,409.84
February 25, 2007	76,554,732.51
March 25, 2007	76,059,301.60
April 25, 2007	75,540,371.52
May 25, 2007	74,998,211.78
June 25, 2007	74,433,106.75
July 25, 2007	73,845,355.46
August 25, 2007	73,235,271.31
September 25, 2007	72,603,181.84
October 25, 2007	71,949,428.42
November 25, 2007	71,274,365.95
December 25, 2007	70,578,362.57
January 25, 2008	69,861,799.30
February 25, 2008	69,125,069.74
March 25, 2008	68,368,579.65
April 25, 2008	67,592,746.66
May 25, 2008	66,797,999.81
June 25, 2008	66,007,317.44
July 25, 2008	65,221,975.99
August 25, 2008	64,441,940.86
September 25, 2008	63,667,177.69
October 25, 2008	62,897,652.35
November 25, 2008	62,133,330.91
December 25, 2008	61,374,179.70
January 25, 2009	60,620,165.22
February 25, 2009	59,871,254.23
March 25, 2009	59,127,413.70
April 25, 2009	58,388,610.79
May 25, 2009	57,654,812.90
June 25, 2009	56,925,987.64
July 25, 2009	56,202,102.82
August 25, 2009	55,483,126.47
September 25, 2009	54,769,026.83
October 25, 2009	54,059,772.34
November 25, 2009	53,355,331.64
December 25, 2009	52,655,673.59
January 25, 2010	51,960,767.26
February 25, 2010	51,270,581.89
March 25, 2010	50,585,086.96
April 25, 2010	49,904,252.12
May 25, 2010	49,228,047.22
June 25, 2010	48,556,442.34
July 25, 2010	47,889,407.71
August 25, 2010	47,226,913.79
September 25, 2010	46,568,931.20
October 25, 2010	45,915,430.80
November 25, 2010	45,266,383.59
December 25, 2010	44,621,760.78
January 25, 2011	43,981,533.79
February 25, 2011	43,345,674.19
March 25, 2011	42,722,944.00
April 25, 2011	42,104,486.32
May 25, 2011	41,490,273.23
June 25, 2011	40,880,276.98
July 25, 2011	40,274,470.03
August 25, 2011	39,672,824.98
September 25, 2011	39,075,314.64
October 25, 2011	38,481,911.98
November 25, 2011	37,892,590.15
December 25, 2011	37,307,322.47
January 25, 2012	36,726,082.45
February 25, 2012	36,148,843.76
March 25, 2012	35,578,399.45
April 25, 2012	35,011,884.12
May 25, 2012	34,449,271.97
June 25, 2012	33,890,537.42
July 25, 2012	33,335,655.00
August 25, 2012	32,784,599.44
September 25, 2012	32,237,345.64
October 25, 2012	31,693,868.63
November 25, 2012	31,154,143.64
December 25, 2012	30,618,146.03
January 25, 2013	30,085,851.34
February 25, 2013	29,557,235.26
March 25, 2013	29,037,650.27
April 25, 2013	28,521,645.67
May 25, 2013	28,009,197.83
June 25, 2013	27,500,283.29
July 25, 2013	26,994,878.71
August 25, 2013	26,492,960.94
September 25, 2013	25,996,735.93
October 25, 2013	25,509,390.89
November 25, 2013	25,030,771.71
December 25, 2013	24,560,726.93
January 25, 2014	24,099,107.64
February 25, 2014	23,645,767.49
March 25, 2014	23,211,490.45
April 25, 2014	22,784,923.12
May 25, 2014	22,365,931.75
June 25, 2014	21,954,384.88
July 25, 2014	21,550,153.26
August 25, 2014	21,153,109.89
September 25, 2014	20,763,129.91
October 25, 2014	20,380,090.61
November 25, 2014	20,003,871.36
December 25, 2014	19,634,353.61
January 25, 2015	19,271,420.83
February 25, 2015	18,914,958.48
March 25, 2015	18,574,003.33
April 25, 2015	18,238,995.30
May 25, 2015	17,909,832.76
June 25, 2015	17,586,415.78
July 25, 2015	17,268,646.10
August 25, 2015	16,956,427.16
September 25, 2015	16,649,663.99
October 25, 2015	16,348,263.23
November 25, 2015	16,052,133.12
December 25, 2015	15,756,320.43
January 25, 2016	15,463,661.85
February 25, 2016	15,176,198.95
March 25, 2016	14,893,841.93
April 25, 2016	14,616,502.53
May 25, 2016	14,344,093.98
June 25, 2016	14,076,530.99
July 25, 2016	13,813,729.74
August 25, 2016	13,555,607.79
September 25, 2016	13,302,084.13
October 25, 2016	13,053,079.14
November 25, 2016	12,808,514.53
December 25, 2016	12,568,313.36
January 25, 2017	12,332,399.98
February 25, 2017	12,100,700.05
March 25, 2017	11,873,140.48
April 25, 2017	11,649,649.43
May 25, 2017	11,430,156.29
June 25, 2017	11,214,591.63
July 25, 2017	11,002,887.24
August 25, 2017	10,794,976.05
September 25, 2017	10,590,792.13
October 25, 2017	10,390,270.67
November 25, 2017	10,193,348.00
December 25, 2017	9,999,961.49
January 25, 2018	9,810,049.62
February 25, 2018	9,623,551.88
March 25, 2018	9,440,408.83
April 25, 2018	9,260,562.02
May 25, 2018	9,083,954.01
June 25, 2018	8,910,528.34
July 25, 2018	8,740,229.51
August 25, 2018	8,573,002.96
September 25, 2018	8,408,795.09
October 25, 2018	8,247,553.19
November 25, 2018	8,089,225.47
December 25, 2018	7,933,761.01
January 25, 2019	7,781,109.77
February 25, 2019	7,631,222.56
March 25, 2019	7,484,051.04
April 25, 2019	7,339,547.70
May 25, 2019	7,197,665.84
June 25, 2019	7,058,359.54
July 25, 2019	6,921,583.70
August 25, 2019	6,787,293.97
September 25, 2019	6,655,446.78
October 25, 2019	6,525,999.28
November 25, 2019	6,398,909.37
December 25, 2019	6,274,135.68
January 25, 2020	6,151,637.54
February 25, 2020	6,031,374.98
March 25, 2020	5,913,308.72
April 25, 2020	5,797,400.14
May 25, 2020	5,683,611.29
June 25, 2020	5,571,904.89
July 25, 2020	5,462,244.29
August 25, 2020	5,354,593.45
September 25, 2020	5,248,916.97
October 25, 2020	5,145,180.06
November 25, 2020	5,043,348.52
December 25, 2020	4,943,388.75
January 25, 2021	4,845,267.70
February 25, 2021	4,748,952.94
March 25, 2021	4,654,412.54
April 25, 2021	4,561,615.16
May 25, 2021	4,470,529.98
June 25, 2021	4,381,126.73
July 25, 2021	4,293,375.65
August 25, 2021	4,207,247.48
September 25, 2021	4,122,713.49
October 25, 2021	4,039,745.44
November 25, 2021	3,958,315.56
December 25, 2021	3,878,396.58
January 25, 2022	3,799,961.69
February 25, 2022	3,722,984.54
March 25, 2022	3,647,439.25
April 25, 2022	3,573,300.37
May 25, 2022	3,500,542.90
June 25, 2022	3,429,142.28
July 25, 2022	3,359,074.35
August 25, 2022	3,290,315.40
September 25, 2022	3,222,842.10
October 25, 2022	3,156,631.55
November 25, 2022	3,091,661.22
December 25, 2022	3,027,909.01
January 25, 2023	2,965,353.15
February 25, 2023	2,903,972.29
March 25, 2023	2,843,745.44
April 25, 2023	2,784,651.97
May 25, 2023	2,726,671.60
June 25, 2023	2,669,784.41
July 25, 2023	2,613,970.83
August 25, 2023	2,559,211.63
September 25, 2023	2,505,487.91
October 25, 2023	2,452,781.09
November 25, 2023	2,401,072.93
December 25, 2023	2,350,345.50
January 25, 2024	2,300,581.18
February 25, 2024	2,251,762.65
March 25, 2024	2,203,872.92
April 25, 2024	2,156,895.25
May 25, 2024	2,110,813.24
June 25, 2024	2,065,610.74
July 25, 2024	2,021,271.90
August 25, 2024	1,977,781.14
September 25, 2024	1,935,123.15
October 25, 2024	1,893,282.90
November 25, 2024	1,852,245.60
December 25, 2024	1,811,996.75
January 25, 2025	1,772,522.06
February 25, 2025	1,733,807.53
March 25, 2025	1,695,839.39
April 25, 2025	1,658,604.11
May 25, 2025	1,622,088.39
June 25, 2025	1,586,279.18
July 25, 2025	1,551,163.64
August 25, 2025	1,516,729.17
September 25, 2025	1,482,963.38
October 25, 2025	1,449,854.10
November 25, 2025	1,417,389.38
December 25, 2025	1,385,557.47
January 25, 2026	1,354,346.83
February 25, 2026	1,323,746.14
March 25, 2026	1,293,744.24
April 25, 2026	1,264,330.20
May 25, 2026	1,235,493.28
June 25, 2026	1,207,222.90
July 25, 2026	1,179,508.70
August 25, 2026	1,152,340.49
September 25, 2026	1,125,708.25
October 25, 2026	1,099,602.15
November 25, 2026	1,074,012.53
December 25, 2026	1,048,929.89
January 25, 2027	1,024,344.91
February 25, 2027	1,000,248.43
March 25, 2027	976,631.46
April 25, 2027	953,485.15
May 25, 2027	930,800.82
June 25, 2027	908,569.95
July 25, 2027	886,784.15
August 25, 2027	865,435.20
September 25, 2027	844,515.00
October 25, 2027	824,015.63
November 25, 2027	803,929.28
December 25, 2027	784,248.29
January 25, 2028	764,965.13
February 25, 2028	746,072.41
March 25, 2028	727,562.86
April 25, 2028	709,429.37
May 25, 2028	691,664.92
June 25, 2028	674,262.62
July 25, 2028	657,215.74
August 25, 2028	640,517.61
September 25, 2028	624,161.73
October 25, 2028	608,141.69
November 25, 2028	592,451.21
December 25, 2028	577,084.10
January 25, 2029	562,034.29
February 25, 2029	547,295.84
March 25, 2029	532,862.88
April 25, 2029	518,729.68
May 25, 2029	504,890.57
June 25, 2029	491,340.03
July 25, 2029	478,072.60
August 25, 2029	465,082.95
September 25, 2029	452,365.81
October 25, 2029	439,916.03
November 25, 2029	427,728.55
December 25, 2029	415,798.39
January 25, 2030	404,120.67
February 25, 2030	392,690.59
March 25, 2030	381,503.44
April 25, 2030	370,554.60
May 25, 2030	359,839.53
June 25, 2030	349,353.76
July 25, 2030	339,092.91
August 25, 2030	329,052.68
September 25, 2030	319,228.86
October 25, 2030	309,617.28
November 25, 2030	300,213.89
December 25, 2030	291,014.68
January 25, 2031	282,015.72
February 25, 2031	273,213.16
March 25, 2031	264,603.22
April 25, 2031	256,182.18
May 25, 2031	247,946.38
June 25, 2031	239,892.25
July 25, 2031	232,016.27
August 25, 2031	224,314.98
September 25, 2031	216,785.00
October 25, 2031	209,422.98
November 25, 2031	202,225.68
December 25, 2031	195,189.86
January 25, 2032	188,312.39
February 25, 2032	181,590.17
March 25, 2032	175,020.16
April 25, 2032	168,599.38
May 25, 2032	162,324.91
June 25, 2032	156,193.87
July 25, 2032	150,203.44
August 25, 2032	144,350.85
September 25, 2032	138,633.38
October 25, 2032	133,048.37
November 25, 2032	127,593.19
December 25, 2032	122,265.27
January 25, 2033	117,062.10
February 25, 2033	111,981.18
March 25, 2033	107,020.10
April 25, 2033	102,176.46
May 25, 2033	97,447.92
June 25, 2033	92,832.17
July 25, 2033	88,326.97
August 25, 2033	83,930.10
September 25, 2033	79,639.38
October 25, 2033	75,452.67
November 25, 2033	71,367.89
December 25, 2033	67,382.97
January 25, 2034	63,495.90
February 25, 2034	59,704.70
March 25, 2034	56,007.42
April 25, 2034	52,402.17
May 25, 2034	48,887.05
June 25, 2034	45,460.25
July 25, 2034	42,119.95
August 25, 2034	38,864.39
September 25, 2034	35,691.82
October 25, 2034	32,600.56
November 25, 2034	29,588.92
December 25, 2034	26,655.26
January 25, 2035	23,797.99
February 25, 2035	21,015.50
March 25, 2035	18,306.27
April 25, 2035	15,668.76
May 25, 2035	13,101.49
June 25, 2035	10,602.98
July 25, 2035	8,171.81
August 25, 2035	5,806.57
September 25, 2035	3,505.87
October 25, 2035	1,268.36
November 25, 2035	0.00

PAC(B) SCHEDULED AMOUNTS

Distribution Date	PAC(B) Scheduled Amount ($)

February 25, 2006	2,842,274.00
March 25, 2006	2,833,696.29
April 25, 2006	2,822,954.46
May 25, 2006	2,810,057.00
June 25, 2006	2,795,015.45
July 25, 2006	2,777,844.41
August 25, 2006	2,758,561.53
September 25, 2006	2,737,187.50
October 25, 2006	2,713,746.05
November 25, 2006	2,688,263.88
December 25, 2006	2,660,770.69
January 25, 2007	2,631,299.08
February 25, 2007	2,599,884.57
March 25, 2007	2,566,565.54
April 25, 2007	2,531,383.14
May 25, 2007	2,494,381.28
June 25, 2007	2,455,606.57
July 25, 2007	2,415,108.22
August 25, 2007	2,372,938.00
September 25, 2007	2,329,150.13
October 25, 2007	2,283,801.25
November 25, 2007	2,236,950.30
December 25, 2007	2,188,658.42
January 25, 2008	2,138,988.92
February 25, 2008	2,088,007.08
March 25, 2008	2,035,780.16
April 25, 2008	1,982,377.20
May 25, 2008	1,927,868.98
June 25, 2008	1,874,203.97
July 25, 2008	1,821,482.68
August 25, 2008	1,769,694.32
September 25, 2008	1,718,828.19
October 25, 2008	1,668,873.70
November 25, 2008	1,619,820.37
December 25, 2008	1,571,657.81
January 25, 2009	1,524,375.74
February 25, 2009	1,477,964.00
March 25, 2009	1,432,412.49
April 25, 2009	1,387,711.24
May 25, 2009	1,343,850.38
June 25, 2009	1,300,820.11
July 25, 2009	1,258,610.77
August 25, 2009	1,217,212.75
September 25, 2009	1,176,616.57
October 25, 2009	1,136,812.83
November 25, 2009	1,097,792.22
December 25, 2009	1,059,545.53
January 25, 2010	1,022,063.64
February 25, 2010	985,337.52
March 25, 2010	949,358.22
April 25, 2010	914,116.91
May 25, 2010	879,604.81
June 25, 2010	845,813.24
July 25, 2010	812,733.63
August 25, 2010	780,357.47
September 25, 2010	748,676.35
October 25, 2010	717,681.91
November 25, 2010	687,365.93
December 25, 2010	657,720.24
January 25, 2011	628,736.75
February 25, 2011	600,407.45
March 25, 2011	573,512.72
April 25, 2011	547,251.09
May 25, 2011	521,614.82
June 25, 2011	496,596.23
July 25, 2011	472,187.71
August 25, 2011	448,381.76
September 25, 2011	425,170.91
October 25, 2011	402,547.81
November 25, 2011	380,505.15
December 25, 2011	359,035.72
January 25, 2012	338,132.36
February 25, 2012	317,788.00
March 25, 2012	298,241.30
April 25, 2012	279,236.51
May 25, 2012	260,766.80
June 25, 2012	242,825.39
July 25, 2012	225,405.58
August 25, 2012	208,500.75
September 25, 2012	192,104.31
October 25, 2012	176,209.77
November 25, 2012	160,810.70
December 25, 2012	145,900.74
January 25, 2013	131,473.58
February 25, 2013	117,522.98
March 25, 2013	104,493.14
April 25, 2013	91,919.63
May 25, 2013	79,796.49
June 25, 2013	68,117.82
July 25, 2013	57,052.74
August 25, 2013	48,117.74
September 25, 2013	40,346.30
October 25, 2013	32,367.82
November 25, 2013	24,191.44
December 25, 2013	15,826.04
January 25, 2014	7,280.29
February 25, 2014	0.00

PAC(C) SCHEDULED AMOUNTS

Distribution Date	PAC(C) Scheduled Amount $)

February 25, 2006	160,903,814.00
March 25, 2006	160,220,771.99
April 25, 2006	159,407,158.30
May 25, 2006	158,463,422.48
June 25, 2006	157,390,213.95
July 25, 2006	156,188,382.32
August 25, 2006	154,858,977.33
September 25, 2006	153,403,248.25
October 25, 2006	151,822,642.71
November 25, 2006	150,118,805.07
December 25, 2006	148,293,574.33
January 25, 2007	146,348,981.37
February 25, 2007	144,287,245.87
March 25, 2007	142,110,772.54
April 25, 2007	139,822,147.01
May 25, 2007	137,424,131.08
June 25, 2007	134,919,657.61
July 25, 2007	132,311,824.81
August 25, 2007	129,603,890.23
September 25, 2007	126,799,264.12
October 25, 2007	123,901,502.52
November 25, 2007	120,914,299.84
December 25, 2007	117,841,481.08
January 25, 2008	114,686,993.72
February 25, 2008	111,454,899.17
March 25, 2008	108,149,364.02
April 25, 2008	104,774,650.90
May 25, 2008	101,335,109.09
June 25, 2008	97,929,796.71
July 25, 2008	94,582,488.66
August 25, 2008	91,292,212.68
September 25, 2008	88,058,012.71
October 25, 2008	84,878,948.63
November 25, 2008	81,754,095.98
December 25, 2008	78,682,545.71
January 25, 2009	75,663,403.89
February 25, 2009	72,695,791.54
March 25, 2009	69,778,844.29
April 25, 2009	66,911,712.21
May 25, 2009	64,093,559.51
June 25, 2009	61,323,564.37
July 25, 2009	58,600,918.65
August 25, 2009	55,924,827.69
September 25, 2009	53,294,510.09
October 25, 2009	50,709,197.50
November 25, 2009	48,168,134.35
December 25, 2009	45,670,577.71
January 25, 2010	43,215,797.03
February 25, 2010	40,803,073.96
March 25, 2010	38,431,702.14
April 25, 2010	36,100,986.98
May 25, 2010	33,810,245.50
June 25, 2010	31,558,806.13
July 25, 2010	29,346,008.50
August 25, 2010	27,171,203.26
September 25, 2010	25,033,751.94
October 25, 2010	22,933,026.68
November 25, 2010	20,868,410.15
December 25, 2010	18,839,295.33
January 25, 2011	16,848,330.04
February 25, 2011	14,910,865.09
March 25, 2011	13,350,510.42
April 25, 2011	11,838,335.06
May 25, 2011	10,373,018.52
June 25, 2011	8,953,275.63
July 25, 2011	7,577,855.69
August 25, 2011	6,245,541.49
September 25, 2011	4,955,148.47
October 25, 2011	3,705,523.89
November 25, 2011	2,495,545.91
December 25, 2011	1,324,122.88
January 25, 2012	190,192.49
February 25, 2012	0.00

EXHIBIT A

Form of Certificates

EXHIBIT B

Available Combinations

REMIC Certificates				Exchangeable Certificates
Collateral Group	REMIC Class	Original Balance(1)	CUSIP Number	Exchange Class	Maximum Original Class Principal Balance	Interest Type	Principal Type(2)	Class Coupon	CUSIP Number	Final Distribution Date
	Combination 1
2	2A-3	$8,560,000	362334 CP 7	2A-5	$16,844,000	Fixed	Sequential(3)	5.75%	362334 CR 3	February 2036
	2A-4	$8,284,000	362334 CQ 5							February 2036
	Combination 2
2	2A-15	$39,776,000	362334 DB 7	2A-18	$47,725,000	Fixed	PAC	5.75%	362334 DE 1	February 2036
	2A-16	$7,949,000	362334DC 5							February 2036
	Combination 3
3	3A-1	$160,903,814	362334 DH 4	3A-6	$247,036,000	Fixed	PT(3)	6.00%	362334 BP 8	February 2036
	3A-2	$20,112,976(4)	362334 DJ 0							February 2036
	3A-3	$60,449,834	362334 DK 7							February 2036
	3A-4	$24,028,926	362334 DL 5							February 2036
	3A-5	$1,603,426	362334 DM 3							February 2036

_____________

(1)  REMIC Certificates and Exchangeable Certificates in any recombinations may be exchanged only in the proportion that the original balances of such certificates bear to one another as shown above.

(2)

See pages S-2 and S-3 of the prospectus supplement.

(3)

Pass-through rate certificate.

(4)

Notional Amount.